SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported):
                            August 20, 1996

                 Boston Capital Tax Credit Fund IV L.P.
(Exact name of registrant as specified in its charter)

Delaware                          33-70564           04-3208648
(State or other           (Commission File         (IRS Employer
jurisdiction of                   Number)
Number)
Identification
incorporation)

c/o Boston Capital Partners, Inc.,
    One Boston Place, 21st Floor
    Boston,  Massachusetts        02108-4406
(Address of principal executive offices)

Registrant's telephone number,including area code:        (617) 624-8900

                                                      None
(Former Name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.
              On August 20 11, 1994, Boston Capital Tax Credit Fund IV L.P.
(the
"Partnership") acquired a limited partnership interest in Pear Village Limited, a Kentucky limited partnership ("Pear Village").
              Pear Village was formed to develop, construct, own, maintain and operate a 16-unit apartment complex, all of which units consist of three-bedroom dwelling units for individuals and families of low and moderate income, contained in eight single story buildings, known as Pear Village Apartments, located in Leitchfield, Grayson County, Kentucky (the "Apartment Complex"). Each dwelling unit in the Apartment Complex will contain a refrigerator, electric oven, dishwater, disposal, washer/dryer and cable TV hook-up and all units are handicap accessible. The Apartment Complex will have a children's playground.
         Construction of the Apartment Complex commenced in April, 1996, and is expected to be substantially completed in December, 1996. The Operating General Partners expect the Apartment Complex to be 100% occupied by August, 1997.
         Construction/permanent financing for the Apartment Complex is being supplied from the proceeds of a non-recourse mortgage loan made by First Federal Savings Bank of Leitchfield on August 20, 1996 in the original principal amount of $227,000 (the "First Mortgage Loan"). During construction, monthly payments on account of interest only (which accrues at the Prime Rate of the First Federal Savings Bank of Leitchfield) are due and payable by Pear Village. Thereafter, interest shall accrue on the principal balance of the First Mortgage Loan at a rate of 2.5% per annum. Monthly payments in the amount of $896.55 shall be due and payable by Pear Village with an estimated balloon payment of $135,354.89 due and payable on April 1, 2012.
         Additional construction/permanent financing is being supplied from the proceeds of a non-recourse second mortgage loan in the original principal amount of $300,000 which has be made by Kentucky Housing Corporation with funds received from the Federal Home Loan Bank of Cincinnati pursuant to the Federal Home Loan Bank's Affordable Housing Program (the "Second Mortgage Loan"). The Second Mortgage Loan accrues interest at a rate of 1% based on a 25-year amortization schedule. The principal and accrued yet unpaid interest on the Second Mortgage Loan matures on the earlier of February 1, 2027 or 25 years from the submission of the Rental Housing Project Completion Report by Pear Village to HUD.
         The Operating General Partner of Pear Village is Leitchfield Affordable Housing, LLC, a Kentucky limited liability company. The property management agents for the Apartment Complex will be Homeland, Inc. and The Housing Foundation, Inc., which shall receive a combined management fee for their property management services in an initial amount equal to six per cent (6%) of the gross rental income of the Apartment Complex per year.
         The Partnership acquired its interest in Pear Village directly from Pear Village in consideration of its agreement to make capital contributions to Pear Village in the aggregate amount of $488,822, payable in four installments as follows: (i) a first installment of $244,412, which was paid upon the Partnership's admission to Pear Village and Initial Closing;
(ii) a second installment of $122,205, which is conditional upon Substantial Completion of construction of the Apartment Complex, State Designation and eligible basis certification of the Apartment Complex, together with an accountants' report thereon; (iii) a third installment of $112,205, which is conditional upon achievement of 87% occupancy of the Apartment Complex and Final Closing; and (iv) a fourth installment of $10,000, which is conditional upon receipt by the Partnership of Pear Village's federal income tax return for the year in which Rental Achievement occurred. The Partnership's total capital contribution of $488,822 was determined based on Pear Village's receipt of $836,880 of Federal Housing Tax Credits over the eleven-year period consisting of the years 1997 through 2007.
The Partnership's interest in Pear Village constitutes a
98.99% interest in allocations of profits, losses and tax credits from normal operations of Pear Village, a 50% interest in distributions of cash flow from normal operations, and a 50% interest in allocations of profits and distributions from the sale or refinancing of the Apartment Complex. In conjunction with the admission of the Partnership to Pear Village, BCTC 94, Inc., a Delaware corporation and a designee of the Partnership, also was admitted to Pear Village as a special limited partner. In the event of the removal by the Partnership of the Operating General Partner pursuant to the Pear Village Operating Partnership Agreement, the interest of BCTC 94, Inc. would be converted to a general partnership interest in Pear Village. The Operating General Partner has made a capital contribution to Pear Village in the aggregate amount of $100, and has retained an aggregate 1% interest in allocations of profits, losses and tax credits from normal operations of Pear Village, an aggregate 50% interest in distributions of cash from normal operations, and an aggregate 50% interest in allocations of profits and distributions from the sale or refinancing of the Apartment Complex. The proceeds of the capital contributions of the Partnership will be used by Pear Village to: (i) pay a development fee and a developer overhead allowance to the Operating General Partner in the total amount of $200,000 and $1,922, respectively, and (ii) pay direct development costs of the Apartment Complex in the amount of $286,900.
         Boston Capital Partners, Inc. will receive an annual Asset
Management Fee in the amount of $1,000, commencing in 1997, from the cash flow of Pear Village for services in connection with Pear Village's accounting matters relating to the Partnership and the preparation of tax returns and reports for the Partnership. The Operating General Partner will receive a partnership management fee from the net cash flow of Pear Village in the annual amount of $1,000, commencing in 1997.
         The Operating General Partner has agreed to provide all funds necessary to pay any excess development costs which may arise in connection with the development of the Apartment Complex and the closing of the First Mortgage Loan and the Second Mortgage Loan. The Operating General Partner also has agreed to loan to Pear Village funds in an amount not to exceed $200,000 to pay operating deficits of Pear Village which may arise during the Compliance period.
         As of the Initial Closing, Pear Village will establish and fund, from its operating income, a reserve fund for replacements as to the Apartment Complex in the approximate amount of $4,000 per year.A separate interest-bearing account shall be established and funded in the amount of $10,000 by Pear Village upon the receipt of the Second Installment of Capital Contributions from the Partnership (the "Operating Reserve Account"). Such funds and all interest earnings on such funds shall be employed solely for the payment of operating deficits. Withdrawals from the Operating Reserve Account shall be made only with the consent or upon the direction of BCTC 94, Inc.
The Operating Reserve Account shall terminate upon the occurrence of Rental Achievement. Funds remaining in the Operating Reserve Account upon the occurrence of Rental Achievement, shall be released therefrom and shall be paid by Pear Village to the Operating General Partner.
* * * * *
Item 7.  Financial Statements and Exhibits
    (a)  Financial statements of business acquired.
         (i)  There are no meaningful financial statements for
Pear Village for any relevant time period, since there have not yet been any substantial operations subsequent to the rehabilitation of the Apartment Complex.
    (b)  Pro forma financial information.
         (i)  No pro forma statements of operations of Pear Village have been prepared since there are no meaningful historical numbers which are affected by the acquisition.
    (c)  Exhibits.
(1)  (a)1
Form of proposed DealerManager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement).
(2)  (a)      Agreement of Limited
              Partnership of Pear Village Limited.
    (b)       Certification and Agreement
              for Pear Village.
(4)  (a)2
Agreement of Limited Partnership of Boston Capital Tax Credit Fund IV L.P.
(16)                         None
(17)                         None
(21)                         None
(24)                         None
(25)                         None
(28)                         None
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BOSTON CAPITAL TAX CREDIT FUND IV L.P. By:  Boston Capital Associates IV L.P.,
                             General Partner
By:  Boston Capital Associates, its general partner
By:  /s/ Herbert F. Collins Herbert F. Collins,
Partner
Date:         ___________, 1996
Exhibit (2)(a)
Exhibit (2)(b)